UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

OMINTO, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307

Boca Raton, FL 33432

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 561-362-2393

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On September 14, 2016, Ominto, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (“Agreement”) with Quant Systems, Inc. (“Quant”), pursuant to which Quant purchased one million four hundred twenty-eight thousand five hundred seventy-one (1,428,571) shares (the “Ominto Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and in exchange therefor, Quant issued and/or transferred to the Company, all right, title, and interest in and to shares of Quant’s common stock with an aggregate value of five million dollars ($5,000,000) which will represent 19.5% of the issued and outstanding common stock of Quant.

Subject to the terms of the Agreement, the Company has the right, but not the obligation, to purchase up to 1,000,000 of the Ominto Shares from Quant in one or more transactions, commencing on the date that the Company’s Common Stock is listed on NASDAQ, for a period of up to 12 months.

The foregoing description of the Agreement does not purport to be complete statements of the terms of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Agreement and share exchange is incorporated by reference into this Item 3.02.

The Ominto Shares to be issued pursuant to the Agreement, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder. The Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering. Additionally, the Company relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act.

Item 8.01.     Other Events.

 In connection with the above-referenced share exchange, the Company issued a press release announcing its entry into the Agreement and its participation in the share exchange (the “Press Release”). A complete copy of the Press Release is attached hereto as Exhibit 99.1.

The information contained in this Item 8.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description	Location

10.1	Share Exchange Agreement dated as of September 14, 2016 by and between Ominto, Inc. and Quant Systems, Inc.	Filed herewith
99.1	Press Release	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.

Date: September 14, 2016	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Exchange Agreement dated as of September 14, 2016 by and between Ominto, Inc. and Quant Systems, Inc.
99.1	Press Release

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